UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2021

AmerisourceBergen Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA		19087-5594
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(610) 727-7000

Not Applicable

____________________________________________

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2021 AmerisourceBergen Corporation (the “Company”) completed the sale of $1,525,000,000 aggregate principal amount of the Company’s 0.737% Senior Notes due March 15, 2023 (the “2023 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 2.700% Senior Notes due March 15, 2031 (the “2031 Notes” and together with the 2023 Notes, the “Notes”). The 2023 Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a Tenth Supplemental Indenture, dated as of March 30, 2021, by and between the Company and the Trustee (the “Tenth Supplemental Indenture” and together with the Base Indenture, the “2023 Note Indenture”). The 2031 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by an Eleventh Supplemental Indenture, dated as of March 30, 2021, by and between the Company and the Trustee (the “Eleventh Supplemental Indenture” and, together with the Base Indenture, the “2031 Note Indenture”). The 2023 Note Indenture and the 2031 Note Indenture are collectively referred to herein as the “Indentures”.

The 2023 Notes bear interest at a rate of 0.737% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2021. The 2023 Notes will mature on March 15, 2023, unless earlier redeemed or repurchased. The Company may redeem the 2023 Notes, in whole or in part, at any time prior to March 15, 2022 at a “make-whole” redemption price set forth in the Tenth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2023 Notes to be redeemed) and at any time on or after March 15, 2022 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. The 2031 Notes bear interest at a rate of 2.700% per year, payable semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2021. The 2031 Notes will mature on March 15, 2031, unless earlier redeemed or repurchased. The Company may redeem the 2031 Notes, in whole or in part, at any time prior to December 15, 2030 at a “make-whole” redemption price set forth in the Eleventh Supplemental Indenture (which redemption price may not be less than the principal amount of the 2031 Notes to be redeemed) and at any time on or after December 15, 2030 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to the date of repurchase. Additionally, the Company will be required to redeem the Notes, in whole but not in part, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to, but excluding, the redemption date, if the previously announced acquisition (the “Acquisition”) of the majority of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses is not completed on or before January 6, 2022, or if prior to such time, the Share Purchase Agreement related to the Acquisition is terminated, other than in connection with the consummation of the Acquisition.

The Notes are unsecured and unsubordinated obligations of the Company. The Notes rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness. However, the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Subject to a number of important qualifications and exceptions, the Indentures, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indentures provide for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indentures; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, (i) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2023 Notes may declare all the 2023 Notes to be due and payable immediately and (ii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2031 Notes may declare all the 2031 Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indentures and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indentures. The Company is filing the Tenth Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K and the Eleventh Supplemental Indenture as Exhibit 4.2 to this Current Report on Form 8-K, and has filed the Base Indenture with the Securities and Exchange Commission on November 23, 2009 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 7.01. Regulation FD Disclosure.

On March 30, 2021, the Company issued a news release announcing that it closed the offering of the Notes. The news release is being furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

As previously reported in its Current Report on Form 8-K filed on January 8, 2021, on January 5, 2021, the Company obtained $3.025 billion in bridge financing commitments in connection with the Acquisition. As previously reported in its Current Report on Form 8-K filed on February 18, 2021, on February 17, 2021, the Company entered into a Term Credit Agreement, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Term Credit Agreement”), providing for a senior unsecured term facility of $1.0 billion. As a result of receiving net cash proceeds from the issuance of the Notes on March 30, 2021 and the Company’s entry into the Term Credit Agreement, on March 30, 2021, the Company terminated the bridge financing commitments in their entirety.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: unfavorable trends in brand and generic pharmaceutical pricing, including in rate or frequency of price inflation or deflation; competition and industry consolidation of both customers and suppliers resulting in increasing pressure to reduce prices for the Company’s products and services; changes in the United States healthcare and regulatory environment, including changes that could impact prescription drug reimbursement under Medicare and Medicaid; increasing governmental regulations regarding the pharmaceutical supply channel; declining reimbursement rates for pharmaceuticals; continued federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; continued prosecution or suit by federal, state and other governmental entities of alleged violations of laws and regulations regarding controlled substances, including due to failure to achieve a global resolution of the multi-district opioid litigation and other related state court litigation, and any related disputes, including shareholder derivative lawsuits; increased federal scrutiny and litigation, including qui tam litigation, for alleged violations of laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services, and associated reserves and costs; failure to comply with the Corporate Integrity Agreement; material adverse resolution of pending legal proceedings; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; changes to customer or supplier payment terms, including as a result of the COVID-19 impact on such payment terms; the Company’s ability to consummate the proposed acquisition of Walgreens Boots Alliance, Inc.’s Alliance Healthcare businesses and related strategic transactions; the regulatory approvals required for the proposed acquisition and related strategic transactions not being obtained on the terms expected or on the anticipated schedule or at all; the integration of the Alliance Healthcare businesses into the Company being more difficult, time consuming or costly than expected; the Company’s or Alliance Healthcare’s failure to achieve expected or targeted future financial and operating performance and results; the effects of disruption from the proposed acquisition and related strategic transactions on the respective businesses of the Company and Alliance Healthcare and the fact that the announcement or pendency of the proposed acquisition and related strategic transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the acquisition of businesses, including the proposed acquisition of the Alliance Healthcare businesses and related strategic transactions, that do not perform as expected, or that are difficult to integrate or control, or the inability to capture all of the anticipated synergies related thereto or to capture the anticipated synergies within the expected time period; risks associated with the strategic, long-term relationship between Walgreens Boots Alliance, Inc. and the Company, including with respect to the pharmaceutical distribution agreement and/or the global generic purchasing services arrangement; managing foreign expansion, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws, economic sanctions and import laws and regulations; financial market volatility and disruption; changes in tax laws or legislative initiatives that could adversely affect the Company’s tax positions and/or the Company’s tax liabilities or adverse resolution of challenges to the Company’s tax positions; substantial defaults in payment, material reduction in purchases by or the loss, bankruptcy or insolvency of a major customer, including as a result of COVID-19; the loss, bankruptcy or insolvency of a major supplier, including as a result of COVID-19; financial and other impacts of COVID-19 on the Company’s operations or business continuity; changes to the customer or supplier mix; malfunction, failure or breach of sophisticated information systems to operate as designed; risks generally associated with data privacy regulation and the international transfer of personal data; natural disasters or other unexpected events that affect the Company’s operations; the impairment of goodwill or other intangible assets (including any additional impairments with respect to foreign operations), resulting in a charge to earnings; the Company’s ability to manage and complete divestitures; the disruption of the Company’s cash flow and ability to return value to its stockholders in accordance with its past practices; interest rate and foreign currency exchange rate fluctuations; declining economic conditions in the United States and abroad; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the Company’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors), in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and elsewhere in that report, (ii) in Item 1A (Risk Factors), in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act. The Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Tenth Supplemental Indenture, dated March 30, 2021, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 0.737% Senior Note due 2023).
4.2	Eleventh Supplemental Indenture, dated March 30, 2021, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 2.700% Senior Note due 2031).
5.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).
99.1	News release of AmerisourceBergen Corporation, dated March 30, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

April 1, 2021	By:	/s/ James F. Cleary
Name: James F. Cleary
Title: Executive Vice President and Chief Financial Officer